                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Donnelly Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           R.R. Donnelley Financial
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 17, 1997

                                      LOGO


                              DONNELLY CORPORATION
                               HOLLAND, MICHIGAN

                             DONNELLY CORPORATION
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

  The Annual Meeting of Shareholders of Donnelly Corporation will be held at the Holiday Inn, 650 East 24th Street, Holland, Michigan, on Friday, October 17, 1997, at 9:15 A.M., local time, for the following purposes:

     1. To elect ten (10) directors, each for a term of one year.

     2. To consider and vote upon a proposal to approve the 1997 Employee Stock Option Plan.

     3. To transact such other business as may properly come before the meeting or at any adjournment thereof.

  Shareholders of record at the close of business September 2, 1997, will be entitled to vote at the meeting or any adjournment thereof.

  Whether or not you expect to be present in person at this meeting, you are urged to sign the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a Proxy.

Dated: September 15, 1997

Holland, Michigan
Maryam Komejan, Corporate Secretary

                                                      Dated: September 15, 1997

                             DONNELLY CORPORATION
                           414 EAST FORTIETH STREET
                            HOLLAND, MICHIGAN 49423

                               ----------------

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 17, 1997

                               ----------------

                  SOLICITATION OF PROXIES FOR ANNUAL MEETING

  This Proxy Statement is furnished to the Shareholders of Donnelly Corporation in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders which will be held at the Holiday Inn, 650 East 24th Street, Holland, Michigan, October 17, 1997, at 9:15 A.M., local time.

  The Annual Meeting is being held for the following purposes:

    1. To elect ten (10) directors, each for a term of one year.

    2. To consider and vote on a proposal to approve the 1997 Employee Stock Option Plan.

    3. To transact such other business as may properly come before the meeting or at any adjournment thereof.

  If a proxy in the form distributed by the Company's Board of Directors is properly executed and returned to the Company, the shares represented by the proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the nominees named by the Board of Directors in the proxy and FOR the proposal described in this Proxy Statement. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by the Company's transfer agent.

  A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the secretary of the Company, executing and delivering a proxy of later date, or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  On September 2, 1997, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were outstanding 5,421,693 shares of Class A Common Stock of the Company, each having one vote per share and 4,462,433 shares of Class B Common Stock each having ten (10) votes per share. The shares of Class B Common Stock are limited in their transferability but are convertible on a share for share basis into Class A Common Stock. Holders of shares of Class A Common Stock, as a class, are entitled to elect one-quarter (rounded up) of the directors to be elected at each meeting held for the election of directors. Holders of Class B Common Stock elect, as a class, the directors not elected by the shares of Class A Common Stock. Holders of shares of Class B Common Stock have cumulative voting rights in the election of directors. See "Nominees for Election as Directors." Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy.

  The following table sets forth as of September 2, 1997, information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of either class of the Company's common stock.

                                  AMOUNT AND
                                   NATURE OF          PERCENT OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL    BENEFICIAL          EACH CLASS       COMMON
            OWNER                    OWNER             OF STOCK        EQUITY
--------------------------------------------------------------------------------
                                                      CLASS    CLASS
                                CLASS A    CLASS B      A        B
                                -------    -------    -----    -----
Investment Counselors of
Maryland, Inc.................  393,750(1)     --      7.3%     --       4.0%
803 Cathedral Street
Baltimore, Maryland 21201
NBD Bank, N.A.................  380,890(2) 627,885(2)  7.0     14.1     10.2
200 Ottawa Avenue
Grand Rapids, Michigan 49503
Putnam Investments, Inc.......  401,812(3)     --      7.4      --       4.1
One Post Office Square
Boston, Massachusetts 02109
Anne H. Copps.................   47,735(4) 245,595(4)    *      5.5      3.0
414 East Fortieth Street
Holland, Michigan 49423
Bernard P. Donnelly, Jr.......   14,393(5) 483,046(5)    *     10.8      5.0
414 East Fortieth Street
Holland, Michigan 49423
Virginia N. Donnelly..........   14,393(5) 483,046(5)    *     10.8      5.0
414 East Fortieth Street
Holland, Michigan 49423
Katherine S. Donnelly.........  224,911(6) 314,878(6)  4.1      7.1      5.5
414 East Fortieth Street
Holland, Michigan 49423
Jane H. Krahmer...............  116,029(7) 363,353(7)  2.1      8.1      4.9
414 East Fortieth Street
Holland, Michigan 49423
Gerald T. McNeive, Jr.........   57,584(8) 328,805(8)    *(10)  7.4      3.9(10)
414 East Fortieth Street
Holland, Michigan 49423
Louise H. McNeive.............   57,584(8) 328,805(8)    *(10)  7.4      3.9(10)
414 East Fortieth Street
Holland, Michigan 49423
Marie Josephte Martineau......   17,176    269,762       *      6.0      2.9
414 East Fortieth Street
Holland, Michigan 49423
Fernande M. Pruden............  223,434(9) 299,335(9)  3.8(10)  6.7      5.3(10)
414 East Fortieth Street
Holland, Michigan 49423
Rudolph B. Pruden.............  223,434(9) 299,335(9)  3.8(10)  6.7      5.3(10)
414 East Fortieth Street
Holland, Michigan 49423
--------------------------------------------------------------------------------

* Denotes ownership of less than one percent.

  For purposes of the following notes, shares of Class A Common Stock are referred to as "A Shares" and shares of Class B Common Stock are referred to as "B Shares."
 (1) In a Schedule 13G, dated February 14, 1997, and delivered to the Company, Investment Counselors of Maryland, Inc. ("Investment Counselors") disclosed on behalf of its investment advisory clients that they had acquired beneficial ownership of 393,750 A Shares. Investment Counselors has the sole power to dispose of all of such shares, and shared power to vote 93,750 of such shares.
 (2) Includes (i) 77,733 B Shares held by NBD Bank, N.A., (the "Bank") as co-trustee of the Robert M. Leonard Trust, 43,750 B Shares as co-trustee of the B.P. Donnelly Descendants Trust, 117,577 B Shares as co-trustee of the John Donnelly Residual Trust and 388,825 B Shares held in two trusts for which the Bank serves as sole trustee, (ii) 380,890 A Shares held by Trussal & Co. acting as a nominee of the Bank as follows: 2,500 shares in the Robert M. Leonard Trust, 17,854 shares in the B.P. Donnelly Descendants Trust and 83,983 shares in the John Donnelly Residual Trust, for all of which trusts the Bank serves as co-trustee and 275,606 shares held in two trusts for which the Bank serves as sole trustee and (iii) 947 A Shares held by the Bank as trustee, co-trustee, custodian, or agent of other trusts.
 (3) In a Schedule 13G dated January 26, 1994, and delivered to the Company, Putnam Investments, Inc. ("Putnam") disclosed on behalf of its investment management subsidiaries that they had acquired beneficial ownership of 401,812 A Shares. Putnam has the sole power to dispose of all of such shares, and shared power to vote 132,062 of such shares.
 (4) Includes 47,735 A Shares and 245,595 B Shares owned by a trust of which Anne H. Copps is trustee.
 (5) Includes 14,393 A Shares and 483,046 B Shares owned by two trusts of which Bernard P. Donnelly, Jr. and Virginia N. Donnelly (husband and wife) are co-trustees.
 (6) Includes 83,983 A Shares and 117,577 B Shares held in the John Donnelly Residual Trust for which Katherine S. Donnelly is a co-trustee.
 (7) Includes 12,218 A Shares and 16,406 B Shares owned by Mrs. Krahmer's husband, C. Alan Krahmer, as to which she disclaims beneficial ownership.
 (8) Includes (i) 33,603 A Shares and 298,730 B Shares owned by Louise H. McNeive, (ii) stock options exercisable within 60 days for 2,500 A Shares and 9,765 A Shares and 13,671 B Shares owned by her husband, Gerald T. McNeive, Jr., a director of the Company and (iii) 11,716 A Shares and 16,404 B Shares as to which Louise H. McNeive is custodian for her children, and as to which Gerald T. McNeive, Jr. disclaims beneficial ownership.
 (9) Includes (i) 205,192 A Shares and 282,547 B Shares owned by Fernande Pruden and her retirement plans and (ii) stock options exercisable within 60 days for 2,500 A Shares and 15,742 A Shares and 16,788 B Shares owned by Rudolph Pruden and his retirement plans. Rudolph Pruden is Fernande Pruden's husband and a director of the Company. Fernande Pruden and Rudolph Pruden each disclaim beneficial ownership of the other's shares.
(10) Calculated based on the number of shares outstanding plus 521,507 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.

  Five of the Company's directors, B. Patrick Donnelly, III, Joan E. Donnelly, Leonard, McNeive and Pruden are all descendants of, or are married to descendants of, Bernard P. Donnelly, Sr., the Company's founder, and each represents one of five family groups of such descendants (the "Donnelly Family"). John F. Donnelly, Jr., a Senior Vice President of the Company, is also a descendant of Bernard P. Donnelly and is the brother of Ms. Donnelly. Each of four family groups has the ability to elect at least one director if they act together and cumulate the votes of the Class B Common Stock. The Company does not know of a family group taking such action. Members of the Donnelly Family own approximately 99% of the Class B Common Stock and approximately 30% of the Class A Common Stock of the Company. These shareholders therefore possess approximately 92% of the voting power of the Company and approximately 30% of the voting power of the Class A Common Stock. Members of the Donnelly Family may transfer shares of Class B Common Stock among themselves, enabling them to retain voting control of the Company for an extended period. Given the voting control of the Donnelly Family, the Donnelly Family could, if all or part of the family took a united position in response to attempts to acquire control of the Company through tender offers or proxy contests, effectively block any such attempts. There is no assurance that any united action would be taken.

                      NOMINEES FOR ELECTION AS DIRECTORS

  The Company's Board of Directors is currently composed of ten members. All nominees are currently directors of the Company and are up for re-election at the Annual Meeting, each to serve until the 1998 annual meeting of shareholders or until his or her successor is elected or his or her earlier resignation or removal.

  Three of the directors will be elected exclusively by the holders of the Class A Common Stock voting as a class, and the other seven directors will be elected by the holders of the Class B Common Stock voting as a class. Holders of shares of Class B Common Stock have cumulative voting rights in the election of directors. Cumulative voting rights of the Class B Common Stock entitle the holders thereof to spread their votes equally among all nominees for which they are entitled to vote or to cumulate those votes for one or any number of the nominees for which they are entitled to vote. If a holder of Class B Common Stock does not indicate on the proxy card that he or she desires to cumulate votes, the proxies will spread the votes equally among all nominees. The Board of Directors has nominated the persons set forth below for election to the Company's Board of Directors at the annual meeting.

  Holders of Class A Common Stock should complete the accompanying WHITE PROXY and holders of Class B Common Stock should complete the accompanying YELLOW PROXY (and carefully review the instructions accompanying the yellow proxy regarding cumulative voting). Unless otherwise directed by a shareholder's proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing as directors for the ensuing year the nominees set forth below, all of whom are presently serving as directors.

  A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the three individuals who receive the greatest number of votes cast by the holders of the Class A Common Stock, voting as a class, will be elected as directors and the seven individuals who receive the greatest number of votes cast by the holders of Class B Common Stock, voting as a class, will be elected as directors. If any nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become a director as the Board of Directors so elects. The Board of Directors recommends a vote FOR the election of all persons nominated by the Board.

  The content of the following table is based upon information as of September 2, 1997, furnished to the Company by the nominees.

                                           AMOUNT AND
                              YEAR FIRST    NATURE OF                                PERCENT OF
                               BECAME A    BENEFICIAL              PERCENT OF EACH     COMMON
NAME                      AGE  DIRECTOR     OWNERSHIP              CLASS OF STOCK    EQUITY (2)
-----------------------------------------------------------------------------------------------
                                         CLASS A
                                           (1)       CLASS B     CLASS A (2) CLASS B
                                         -------     -------     ----------- -------
NOMINEES FOR ELECTION BY
 HOLDERS OF CLASS A
 COMMON STOCK
John A. Borden
(a,b,e,f,g).............   63    1996        625         --            *%      -- %       *%
R. Eugene Goodson, Ph.D
 (a,f,g)................   62    1993      3,125         --            *       --         *
Donald R. Uhlmann, Ph.D
(f,g)...................   60    1978     16,562         --            *       --         *
NOMINEES FOR ELECTION BY
 HOLDERS OF CLASS B
 COMMON STOCK
J. Dwane Baumgardner,
Ph.D....................   57    1982    134,466         --          2.3       --       1.4
Arnold F. Brookstone
(a,b,d,e)...............   67    1976     26,250         --            *       --         *
B. Patrick Donnelly, III
(b,c,d,e)...............   52    1980     56,928 (3) 137,161 (3)       *       3.1      2.0
Joan E. Donnelly
(b,c,d,e)...............   49    1987     68,081 (4)  93,625 (4)     1.1       2.1      1.6
Thomas E. Leonard
(c,d,f,g)...............   67    1967     11,250 (5) 159,323 (5)       *       3.6      1.7
Gerald T. McNeive, Jr.
(c,d,f,g)...............   55    1980     57,584 (6) 328,805 (6)       *       7.4      3.9
Rudolph B. Pruden
(b,c,d,e)...............   67    1984    223,434 (7) 299,335 (7)     3.8       6.7      5.3
-----------------------------------------------------------------------------------------------

* Denotes ownership of less than one percent.
(a) Member Audit Committee
(b) Member Compensation Committee
(c) Member Stock Option Committee
(d) Member Finance Committee
(e) Member Human Resource Committee
(f) Member Strategic Plan Committee
(g)Member Technology Committee

  For purposes of the following notes, shares of Class A Common Stock are referred to as "A Shares" and shares of Class B Common Stock are referred to as "B Shares."
(1) Includes the following number of shares with respect to which the Directors have the right to acquire beneficial ownership under stock options exercisable in 60 days: Dr. Uhlmann--16,562; Dr. Baumgardner-- 109,062; Dr. Goodson, Ms. Donnelly and Messrs. Brookstone, Donnelly, Leonard, McNeive, Pruden--2,500 shares.
(2) Calculated based on the number of shares outstanding plus 521,507 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.
(3) Includes (i) 5,250 A Shares and 2,500 B Shares owned jointly with Mr. Donnelly's wife, Jacqueline K. Donnelly, (ii) 1,406 A Shares and 2,343 B Shares owned by Jacqueline K. Donnelly, (iii) 76 A Shares and 106 B Shares owned by Mr. Donnelly as custodian for his children, (iv) 4,624 A Shares and 2,500 B Shares held in trust for the benefit of his children, for which Mr. Donnelly is a trustee, (v) 6,296 A Shares and 8,815 B Shares held in trust for the benefit of a niece, for which Mr. Donnelly is a co-trustee, and (vi) 17,854 A Shares and 43,750 B Shares held in trust for the benefit of Mr. Donnelly and his brothers and sisters, for which Mr. Donnelly is a co-trustee.
(4) Includes (i) 1,178 A Shares and 1,651 B Shares owned by Joan E. Donnelly's husband, David K. Taylor as to which Ms. Donnelly disclaims beneficial ownership, and (ii) 1,952 A Shares and 2,732 B Shares held by Ms. Donnelly as custodian for her children.
(5) Includes (i) 2,500 A Shares and 77,733 B Shares held by the Robert M. Leonard Trust, for which Mr. Leonard is a co-trustee, and (ii) 11,590 B Shares owned by Mr. Leonard's wife, Ann N. Leonard, as to which Mr. Leonard disclaims beneficial ownership.
(6) See Note 8 under the caption "Voting Securities and Principal Holders Thereof."
(7) See Note 9 under the caption "Voting Securities and Principal Holders Thereof."

  Mr. Borden has been a consultant with FTD (Florist Transworld Delivery Inc.), a worldwide communications and financial services organization, since January 1996. From 1988 until his retirement in December 1995, he was Executive Vice President and Chief Executive Officer of that company.

  Dr. Goodson has been Chairman of the Board of Directors and Chief Executive Officer of Oshkosh Truck Corporation, a manufacturer of specialized trucks and transport equipment, since 1990.

  Dr. Uhlmann has been a Professor of Engineering and Chairman of the Department of Material Science and Engineering at the University of Arizona since 1986.

  Dr. Baumgardner joined the Company in 1969 and has been Chief Executive Officer since 1982, Chairman of the Board since 1986, and President from 1994 through July 1996. Dr. Baumgardner is a director of SL Industries, Inc.

  Mr. Brookstone served as Executive Vice President and Chief Financial and Planning Officer of Stone Container Corporation, an international pulp and paper company, until his retirement on January 31, 1996. Mr. Brookstone serves on a number of Boards of Directors including Abitibi-Consolidated Inc.; MFRI, Inc.; Venepal, S.A.C.A.; and Florida Coast Paper Company, LLC. He is a trustee of the Rembrandt Family of Mutual and Money Market Funds and is also a director of several privately held companies.

  Mr. B. Patrick Donnelly, III, has been Plant Manager of Ran Enterprises, an automotive parts supplier, since November 1995. From October 1993 through June 1995 he was Production Manager of Technical Auto Parts Inc., an automotive parts supplier; from July through December 1992 he was Vice President of Donnelly-Cooper Industries, Inc., a company engaged in production powder coating of manufactured components; from 1989 through 1992 he was President of that company. Mr. Donnelly is a director of Ottawa Financial Corporation.

  Ms. Donnelly has been Executive Director of Tohono Chul Park, a non-profit desert preserve and museum, since May 1995. From 1984 to 1995, she was a shareholder and Vice President of Tizzard, Knuttinen, Donnelly & Wright, P.C., certified public accountants.

  Mr. Leonard has been President of Henry C. Grebe & Co., Inc. and Grebe Yacht Sales, Inc., since 1972. The companies are currently engaged in land development.

  Mr. McNeive was appointed Senior Vice President of Finance and Chief Financial Officer for Laclede Gas Co., a natural gas distributor, in September 1995. From 1994 through 1995 he was Vice President--Associate General Counsel, from September 1992 through 1993 he was Assistant Vice President--Associate General Counsel of that company.

  Mr. Pruden retired in January 1995 from the National Oceanic and Atmospheric Administration (NOAA), an agency of the United States Department of Commerce. His last position, which he held since 1985, was as chief of the audits and internal control branch in the office of the controller.

  Certain of the directors are related to each other. See "Voting Securities and Principal Holders Thereof."

  The Board of Directors, which had nine meetings in the last fiscal year, has several committees including standing Audit, Compensation and Stock Option Committees. The responsibilities of the Audit Committee, which met seven times during the last fiscal year, include making recommendations on the choice of independent public accountants, reviewing financial statements and meeting with such accountants, internal auditors and management. The Compensation Committee's responsibilities include making recommendations to the Board with respect to executive compensation and fringe benefits. The Compensation Committee met six times during the last fiscal year. A separate Stock Option Committee makes final determinations with respect to the award of stock options. The Stock Option Committee met one time in the last fiscal year. The Company has no nominating committee. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board committees which they were eligible to attend.

                           COMPENSATION OF DIRECTORS

  Retirement Plan for Outside Directors. The Board of Directors of the Company adopted a retirement plan for directors of the Company who are not employees of the Company (the "Retirement Plan for Outside Directors"). This plan provides directors who are not employees of the Company ("outside directors") with a retirement benefit based on their years of service as a director of the Company and their annual directors retainer fees at the time of their retirement from the Board of Directors. The retirement benefits begin after an outside director retires from the Board or reaches age 70, whichever date is later, and continues for a period equal to his or her length of service on the Board or 20 years, whichever period is shorter. The annual benefits under the plan are equal to the annual directors' fees at the time of the outside director's retirement and are payable in quarterly installments.

  The retirement plan for outside directors is not a qualified plan under the Internal Revenue Code and is not funded. Payments under the plan will be made from the general assets of the Company.

  Director Compensation. The directors of the Company, other than salaried employees of the Company, receive an annual retainer fee of $20,000, an annual retainer fee of $1,000 for each committee, $1,000 per meeting of the Board of Directors and $800 per meeting of committees thereof which they attend. Chairs of committees receive an additional $400 per committee meeting they attend.

  Director fees may be voluntarily deferred under an unfunded deferred director fee plan. Directors who are not employees of the Company may also be granted stock options under the Company's Nonemployee Director Stock Option Plan. Pursuant to the Plan, options are granted on the second Wednesday of each August for 500 shares of Class A Common Stock. The exercise price of these nonqualified options equals the fair market value of the Company's Class A Common Stock on the date of grant. During fiscal 1997, options covering an aggregate of 5,000 shares were granted to the Company's non-employee directors at an exercise price per share of $14.10.

  All directors are reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors who are employees of the Company are not compensated for their service on the Board.

                      COMPENSATION OF EXECUTIVE OFFICERS

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee"), comprised in fiscal 1997 of, John A. Borden, Arnold F. Brookstone, B. Patrick Donnelly, III, Joan E. Donnelly, and Rudolph B. Pruden, is responsible for the establishment of the level and manner of compensation of the Company's executive officers ("Executive Officers"). The Committee adheres to the compensation policies and practices of the Company utilized in establishing the compensation of all employees. This is reflective of the Company's long time commitment to the participative management process and the resulting emphasis on the collective efforts and achievements of all employees of the Company.

  Compensation Philosophy. The Company's and the Committee's approach to compensation is to further the Company's goal of empowering its employees, working individually and as a team, to achieve personal and collective goals. The Company's compensation policies are intended to reward the achievement of annual and long-term goals, both personal and corporate, as well as to encourage future excellent performance.

  Compensation Policies and Programs. For fiscal year 1997, the Company's compensation programs consisted of cash compensation (including salary and bonus), stock and stock based performance unit plans, and defined benefit retirement plans. Each year the Company utilizes external wage surveys to determine the total compensation levels of employees performing similar roles with organizations of similar size and like function. These pay ranges are then used to establish a base level of compensation and amounts that may be paid under performance standards. The composite performance standards are comprised of financial performance standards as well as non-financial goals. Financial performance standards measure levels of return on assets, improvements in earnings per share and pre-tax income. The performance of Dr. Baumgardner, Mr. Jellison and Ms. Komejan was measured against company-wide standards, while the performance of Messrs. Donnelly and Viola was measured by specific business performance as well as company-wide standards. The Committee combines these standards of performance with the achievement of nonfinancial goals to compile a composite performance rating for the past year. This overall rating is then used to establish the salary for the next year as well as annual incentive payments for the prior year's performance. The salaries of the Company's executive officers, including the chief executive officer, for fiscal 1997 were therefore based, in large part, on the performance of the Company during fiscal 1996.

  The Company also rewards performance under the Donnelly Scanlon Plan. Under this Plan most employees of the Company, including the executive officers, have the opportunity to earn a monthly bonus based on profits as a financial incentive. All participating employees receive a bonus relative to their respective salary or base pay. During the last fiscal year, bonuses earned under the Donnelly Scanlon Plan amounted to approximately 5% of base pay for all employees.

  The Company believes stock options and stock ownership contribute to the aligning of employee's interests with those of shareholders. The Company's Stock Option Plan encourages stock ownership by employees by authorizing the grant of stock options to certain employees of the Company. In addition to stock options for certain key executives, the Company also utilizes "performance unit" grants, the value of which is directly tied to stock price appreciation. In determining the size of individual option and performance unit grants, the Committee evaluates each employee's job responsibilities, competitive market practices, as well as the anticipated potential that individual has in contributing to the success of the Company. The Company also encourages stock ownership through participation in the Company's Employees' Stock Purchase Plan. This plan, available to most employees of the Company, permits employees to purchase shares of the Company's common stock at a discount (up to 10%) from the market price of such shares.

  The Committee continues to review the limitations on the deductibility for certain compensation paid to executive officers whose annual compensation exceeds $1,000,000, as imposed by (S) 162(m) of the Internal Revenue Code. To date, no officer has exceeded that level.

                            COMPENSATION COMMITTEE
                         OF THE BOARD OF DIRECTORS OF
                             DONNELLY CORPORATION

                     John A. Borden  Arnold F. Brookstone
                  B. Patrick Donnelly, III  Joan E. Donnelly
                               Rudolph B. Pruden

                            EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation paid by the Company to its Chief Executive Officer and each of the Company's four most highly compensated executive officers (collectively referred to as the "Named Executives") for services rendered to the Company during fiscal 1997, 1996 and 1995.

                          Summary Compensation Table

                                                    LONG-TERM
                                                   COMPENSATION
                             ANNUAL COMPENSATION      AWARDS
                           ----------------------- ------------    ALL OTHER
                           YEAR                       STOCK
    NAME AND PRINCIPAL          SALARY(1) BONUS(2)   OPTIONS    COMPENSATION(3)
         POSITION                  ($)      ($)        (#)            ($)
-------------------------------------------------------------------------------
J. Dwane Baumgardner,
 Ph.D.,................... 1997  400,280  194,751     18,750         4,114
 Chairman of the Board,
  Chief Executive          1996  375,003   12,599     15,625         4,114
 Officer and President     1995  394,416  169,022     12,500         2,765
Donn J. Viola,............ 1997  296,478  261,591     12,500         2,401
 Chief Operating Officer,
  N.A.
John F. Donnelly, Jr.,.... 1997  220,002   84,884      6,250           713
 Senior Vice President     1996  220,002   11,091     10,000           713
                           1995  231,410   89,835      7,812           713
William R. Jellison,...... 1997  186,551   62,059      4,687           351
 Vice President and
  Treasurer                1996  150,010   17,640      5,000           351
                           1995  150,657   36,798      4,375           351
Maryam Komejan,........... 1997  185,170   81,400      6,250           799
 Senior Vice President and 1996  164,958   27,069      5,000           486
 Corporate Secretary       1995  125,542   31,274      3,125           404

-------------------------------------------------------------------------------
(1) Includes cash compensation plus compensation deferred during the fiscal years ended in the respective years under the Company's 401(k) Savings
    Plan and Deferred Compensation Plan.

(2) Represents amounts paid under the Donnelly Scanlon Bonus and earned under the Executive Compensation Plan.

(3) Represents flex dollar credits allocated by the Company for the purchase of term life insurance for the benefit of each named executive officer.

  Option Grants in Last Fiscal Year. Shown below is information on grants of stock options pursuant to the Company's 1987 Stock Option Plan (the "Option Plan") during the 1997 fiscal year to the Named Executives. Under the Option Plan key employees and certain non-employee directors may be granted options to purchase the Company's Class A Common Stock. 986,750 shares of Class A Common Stock were reserved for issuance pursuant to the Option Plan.

                                                                           POTENTIAL
                                                                          REALIZABLE
                                                                       VALUE AT ASSUMED
                                                                        ANNUAL RATES OF
                                                                          STOCK PRICE
                           NUMBER     % OF TOTAL                         APPRECIATION
                         OF SHARES     OPTIONS                          FOR OPTION TERM
                         UNDERLYING   GRANTED TO                              (3)
                          OPTIONS    EMPLOYEES IN EXERCISE  EXPIRATION -----------------
       NAME              GRANTED (1) FISCAL YEAR  PRICE (2)    DATE       5%       10%
------------------------------------------------------------------------------------------------
J. Dwane Baumgardner....   18,750         20%      $14.30    8-24-06   $168,622 $427,322
Donn J. Viola...........   12,500         14%      $12.70    8-01-06    112,415  284,881
John F. Donnelly, Jr....    6,250          7%      $14.30    8-24-06     56,207  142,441
William R. Jellison.....    4,687          5%      $14.30    8-24-06     42,151  106,819
Maryam Komejan..........    6,250          7%      $14.30    8-24-06     56,207  142,441
------------------------------------------------------------------------------------------------

(1) Options become exercisable one year after date of grant.

(2) The exercise price equals the closing market price of the Company's Class A Common Stock on the date of grant. The exercise price may be paid in cash and/or in shares of the Company's Class A Common Stock.

(3) These amounts are based on assumed rates of appreciation only. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of the Company's Class A Common Stock. There can be no assurance that the amounts reflected in this table will be realized.

  Fiscal Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of the Company's Class A Common Stock granted under the Option Plan to the Named Executives and held by them at June 28, 1997. None of the Named Executives exercised any stock options during fiscal 1997.

                            NUMBER OF SHARES SUBJECT    VALUE OF UNEXERCISED
                             TO UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                              HELD AT JUNE 28, 1997         JUNE 28, 1997(1)
                            ------------------------- -------------------------
       NAME                 EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
-------------------------------------------------------------------------------
J. Dwane Baumgardner.......   90,312       18,750      $495,183      $50,625
Donn J. Viola..............        0       12,500             0       53,750
John F. Donnelly, Jr.......   48,436        6,250       242,112       16,875
William R. Jellison........   17,968        4,687        65,525       12,655
Maryam Komejan.............   12,031        6,250        42,967       16,875
-------------------------------------------------------------------------------

(1) The value of unexercised options reflects the increase in market value of the Company Class A Common Stock from the date of grant through June 28, 1997 (when the closing price of the Company's Class A Common Stock was $17.00 per share). Value actually realized upon exercise by the Named Executives will depend on the value of the Company's Class A Common Stock at the time of exercise.

  Long-Term Incentive Plans--Awards in Last Fiscal Year. Set forth below is information on the award of benefits under the Company's Executive Compensation Plan during fiscal 1997.

                                            NUMBER OF         PERFORMANCE OR
                                          SHARES, UNITS     OTHER PERIOD UNTIL
       NAME                            OR OTHER RIGHTS (1) MATURATION OR PAYOUT
-------------------------------------------------------------------------------
J. Dwane Baumgardner..................       18,750              5 years
Donn J. Viola.........................       12,500              5 years
John F. Donnelly, Jr..................        6,250              5 years
William R. Jellison...................        4,687              5 years
Maryam Komejan........................        6,250              5 years
-------------------------------------------------------------------------------

(1) Each unit entitles the recipient to a cash payment equal to the five-year cumulative appreciation in the price of the Company's Class A Common Stock. Payment is due within four months after the expiration of the five year performance period.

  Pension Plan Table. The following table shows the estimated annual benefits payable upon normal retirement to persons in specified compensation and years of service classifications under the Company's defined benefit plan and the Company's Supplemental Retirement Plan (the "Supplemental Plan"). The Supplemental Plan provides additional benefits only to those employees whose projected retirement benefits under the Company's defined benefit plan are restricted by the Internal Revenue Code (the "Code"). The Code limits compensation that may be considered for qualified pension plan purposes and also limits annual benefits that may be paid under qualified plans. The Supplemental Plan is designed to provide participants with benefits, on a nonqualified basis, so that their total retirement benefits under the Company's pension plan and the Supplemental Plan will be equal to the benefits they would have received under the Company's pension plan if the limitations of the Code did not apply.

                                                    BENEFITS BASED UPON YEARS OF
                                                    SERVICE AT NORMAL RETIREMENT
                                                             AGE (2)(3)
                                                   -------------------------------
    FINAL AVERAGE                                    10      20      30      35
ANUAL COMPENSATION (1)N                             YEARS   YEARS   YEARS   YEARS
  --------------------------------------------------------------------------------
    $120,000.....................................  $16,000 $31,000 $47,000 $55,000
     160,000.....................................   22,000  44,000  65,000  76,000
     200,000.....................................   28,000  56,000  84,000  98,000
     240,000.....................................   34,000  68,000 103,000 120,000
     280,000.....................................   40,000  81,000 121,000 141,000
     320,000.....................................   47,000  93,000 140,000 163,000
     360,000.....................................   53,000 106,000 158,000 185,000
     400,000.....................................   59,000 118,000 177,000 206,000
     440,000.....................................   65,000 130,000 196,000 228,000
  --------------------------------------------------------------------------------

(1) The final average annual compensation is determined under the defined benefit plan and the Supplemental Plan by the average of the five highest consecutive years of annual compensation (including salary and bonus payments as referenced in the Summary Compensation Table) during the last ten years of employment, subject to a maximum of $160,000 for 1997, for computing benefits under the Company's defined benefit plan.

(2) The Named Executives have credited years of service under the defined benefit plan and the Supplemental Plan as follows: J. Dwane Baumgardner-- 28 years; Donn J. Viola--1 year; John F. Donnelly, Jr.--20 years; William
    R. Jellison--17 years; Maryam Komejan--18 years.

(3) Amounts in excess of $125,000, as limited by Section 415 of the Code, would be paid pursuant to the Supplemental Plan. Benefits shown in the table are computed as a straight life annuity beginning at age 63 and are not subject to any deduction for social security benefits or other offset amounts.

  The Company provides group health and life insurance benefits and supplemental unemployment benefits to its regular employees, including executive officers. The Company also maintains a salary savings plan in which all regular employees of the Company are eligible to participate but to which the Company does not contribute.

  Security Ownership of Management. The following table shows, as of September 2, 1997, the number of shares beneficially owned by each of the Named Executives identified in the executive compensation tables of this proxy statement and by all Directors and Executive Officers as a group. Except as described in notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                                           PERCENT OF
                            AMOUNT AND NATURE            PERCENT OF EACH     COMMON
NAME                     OF BENEFICIAL OWNERSHIP         CLASS OF STOCK    EQUITY (1)
-------------------------------------------------------------------------------------
                          CLASS A        CLASS B       CLASS A (1) CLASS B
                          -------        -------       ----------- -------
J. Dwane Baumgardner....    134,466             --         2.3%      -- %      1.4%
Donn J. Viola...........     12,500             --           *       --          *
John F. Donnelly, Jr....    120,270(2)      103,786(2)     2.0       2.3       2.3
William R. Jellison.....     36,701(3)          --           *       --          *
Maryam Komejan..........     22,678             --           *       --          *
All Executive Officers
 and Directors as a
 Group (16 persons).....    810,674       1,113,220       13.6      24.9      19.5
-------------------------------------------------------------------------------------

* Denotes ownership of less than one percent.

(1) Calculated based on the number of shares outstanding plus 521,507 shares with respect to which officers and directors have the right to acquire beneficial ownership under stock options exercisable within 60 days.

(2) Includes (i) 976 A Shares and 1,366 B Shares owned by his wife, Banba Donnelly, as to which Mr. Donnelly disclaims beneficial ownership, (ii) 1,952 A Shares and 1,366 B Shares owned by Mr. Donnelly as custodian for his children and (iii) 6,296 A Shares and 8,815 B Shares held in trust for the benefit of a niece, for which Mr. Donnelly is a co-trustee.

(3) Includes (i) 10,046 A Shares owned jointly with Mr. Jellison's wife, Joanne Jellison, (ii) 3,125 A Shares owned jointly with Mr. Jellison's mother, Lorraine Jellison, (iii) 625 A Shares held in trust as to which Mr. Jellison is the trustee, and (iv) 250 A Shares held in trust for the benefit of Mr. Jellison's wife and sisters, for which Mr. Jellison is trustee, and as to which Mr. Jellison disclaims beneficial ownership.

  Terms of Employment. Pursuant to the terms of Mr. Viola's offer of employment in July of 1996 he was provided certain benefits in accordance with plans and policies covering executives of the Company generally. In addition, the Company agreed to provide Mr. Viola $75,000 in deferred compensation to be provided upon adoption of an approved plan. The offer of employment provided for 18 months severance, including base salary and benefits, in the event of termination of employment for a reason other than cause.

                     APPROVAL OF THE DONNELLY CORPORATION
                        1997 EMPLOYEE STOCK OPTION PLAN

  On August 22, 1997, the Board of Directors adopted the Donnelly Corporation 1997 Employee Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders. If approved, the Plan will succeed the Company's 1987 Stock Option Plan which expired on August 22, 1997. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

  Purpose. The purpose of the Plan is to encourage stock ownership by certain key employees of the Company and its subsidiaries.

  Eligibility. Employees of the Company and its subsidiaries are eligible to participate in the Plan. The number of persons eligible to participate in the Plan as of September 1, 1997, was approximately 5,000.

  Shares Subject to Plan. The Plan provides that a maximum of 175,593 shares of the Company's Class A Common Stock are authorized for sale pursuant to options and stock appreciation rights granted under the Plan. Upon the expiration or termination of options without exercise, the shares covered by those options may be the subject of other options granted under the Plan. The Plan provides for appropriate adjustments in the number of shares and option prices in the event of any stock dividends, reclassification of shares or recapitalization to prevent dilution of the interests of the optionees. On September 2, 1997, the closing market price for the Company's Class A Common Stock was $22.75 per share.

  Administration of the Plan. The Plan is administered by the Stock Option Committee ("Committee") of the Board of Directors. The Committee is authorized to determine, within the group of eligible persons, those persons who are to receive options or stock appreciation rights, the number of shares subject to each option, the option term (subject to certain limitations) and such other matters as are specified in the Plan.

  Incentive Stock Options and Non-Qualified Options. The Plan provides for the granting of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan also provides for the granting of non-qualified stock options that do not meet the requirements of the Code for ISOs ("Non-Qualified Options"). It is expected that most options granted under the Plan will be ISOs. ISOs and Non-Qualified Options have similar features; however, ISOs are subject to certain additional restrictions of the Code and are entitled to different federal income tax treatment, as described below.

  Stock Appreciation Rights. A stock appreciation right ("SAR") may be granted only in tandem with stock options granted pursuant to the Plan. An SAR is the right to receive an amount in stock or cash equal to excess of the fair market value per share of the Company's Class A Common Stock at the time of exercise over the exercise price per share of the associated option for each share subject to the option. The exercise of an SAR requires the surrender of the underlying stock option.

  Price and Other Terms. The exercise price of ISOs is required to equal the fair market value of the shares on the date of grant, unless the optionee owns shares representing more than 10% of the Company's total voting power at the time of grant, in which case the option price is required to equal 110% of the fair market value of the shares on the date of grant. The exercise prices for Non-Qualified Options are established by the Committee. Fair market value is equal to the closing sale price on the New York Stock Exchange or, if no sale of shares shall have occurred on the date of grant, on the next preceding date on which there was a sale of shares. The option price for each share purchased pursuant to the exercise of an option is payable in full upon exercise, and is payable in cash or by tendering previously acquired shares of Class A Common Stock, or a combination of both. The exercise of an SAR does not require the payment of any consideration by the holder of the SAR.

  Term of Plan and Amendments. The Plan automatically terminates on December 31, 1999, unless terminated earlier by the Board of Directors. The Board of Directors may amend the Plan at any time, except that no amendment may, without shareholder approval: (i) increase the maximum number of shares which may be subject to the Plan; (ii) increase the maximum number of shares which may be optioned to any one employee; (iii) change the designation of the class of employees eligible to received options; (iv) materially increase the benefits accruing to the option holders under the Plan; (v) decrease the price at which options may be granted; (vi) remove the administration of the Plan from the Committee; (vii) render any member of the Committee eligible to receive an option under the Plan while serving on the Committee; or (viii) permit the grant of options under the Plan after the Plan terminates.

  Nontransferability. Options may not be transferred except by will or the laws of descent and distribution upon an optionee's death. During the lifetime of an optionee, options may be exercised by the optionee.

  Grant. Effective September 1, 1997, a single executive officer was granted incentive stock options pursuant to the Plan to purchase 10,000 shares of Class A Common Stock at an exercise price of $22.8125 per share, subject to shareholder approval of the Plan. This grant was made in connection with the initiation of such officer's employment with the Company. As of the date of this Proxy Statement, no other options or other awards have been granted pursuant to the Plan.

  Federal Income Tax Consequences. The following paragraphs summarize the federal income tax consequences with respect to the grant of options and acquisitions and dispositions of shares, based upon management's understanding of existing federal income tax laws.

  The grant of options under the Plan will not result in the recognition of income to recipients. The exercise of options that are not designated as ISOs, however, will result in ordinary income recognition at the time of exercise. The amount of ordinary income will be the difference between the fair market value of the shares at the time the option is exercised and the option price. The Company will be entitled to a deduction equal to the amount of an optionee's ordinary income. Tax consequences to optionees of Non-Qualified Options arise again at the time the shares are sold. If the shares have been held for more than eighteen months prior to sale, a gain or loss will be treated as long-term capital gain or loss. Otherwise the gain or loss will be treated as short-term capital gain or loss.

  The tax treatment of ISOs is somewhat different. In general, recipients of ISOs do not recognize taxable income at the time of grant or at the time of exercise. Further, if the shares acquired as a result of the exercise of an ISO are disposed of more than two years after the date the option was granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition is entitled to capital gain treatment. As a result, no deduction will be allowable to the Company in connection with either the grant or the exercise of an ISO, except in the case of a "disqualifying disposition" as defined in the Plan.

  The rules governing the tax treatment of SARs, options and stock acquired upon the exercise of options are quite technical; therefore, the above description of tax consequences is necessarily general in nature and does not purport to be complete. In addition, the tax consequences under applicable state or local laws may not be the same under federal law.

  Required Vote for Approval. On August 22, 1997, the Board of Directors of the Company approved the Plan, subject to shareholder approval. At the Annual Meeting, the shareholders are being requested to consider and approve the Plan. The affirmative vote of a majority of the holders of the Company's outstanding voting stock represented and voted at the Annual Meeting is required to approve the Plan. The Board of Directors recommends a vote FOR approval of the Plan.

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Total Return Index and the Dow Jones Automobile Parts Index for the period commencing June 30, 1992 and ending June 30, 1997. The graph assumes the investment of $100 on June 30, 1992 in the Company's Common Stock, the S&P 500 Total Return Index and the Dow Jones Automobile Auto Parts Index with dividends reinvested.

                     COMPARISON OF FIVE YEAR TOTAL RETURNS
             AMONG THE DONNELLY CORPORATION, S&P 500 TOTAL RETURN
                   INDEX & DOW JONES AUTOMOBILE PARTS INDEX
                             YEAR ENDING JUNE 30,

                                     LOGO

                                      1992   1993   1994   1995   1996   1997
 ----------------------------------------------------------------------------
   Donnelly Corporation               100    106     86     90     91    122
 ----------------------------------------------------------------------------
   Dow Jones Automobile Parts Index   100    124    121    137    158    197
 ----------------------------------------------------------------------------
   S&P 500 Total Return Index         100    114    115    145    183    247

                             CERTAIN TRANSACTIONS

  Pursuant to a 1972 agreement (the "1972 Agreement") between the Company and five principal shareholders, the Company agreed to purchase, upon the death of any of those shareholders, an amount of the Company's 7 1/2% preferred stock, $10 par value per share, equal to the lesser of $200,000 or the total estate tax and cost of administration of the shareholder's estate. The purchase price for the 7 1/2% preferred stock is $10 per share, its par value. The 1972 Agreement remains in effect with one shareholder, Bernard P. Donnelly, Jr., who owns 40,000 shares of the 7 1/2% preferred stock and who also owns more than 5% of the common equity of the Company. See "Voting Securities and Principal Holders Thereof."

  The holders of the Company's Class B Common Stock also own shares of Donnelly Export Corporation, a shareholder Domestic International Sales Corporation under the Internal Revenue Code which has been designed to reduce the income tax liability of the Company. The shares of Donnelly Export Corporation are owned entirely by the holders of the Class B Common Stock of the Company. The holders of Class B Common Stock hold, for every 175 such shares, 16 shares of common stock of Donnelly Export Corporation. Donnelly Export Corporation does not provide the holders of Class B Common Stock any financial advantage over holders of the Class A Common Stock. The shareholders of Donnelly Export Corporation are not entitled to vote on issues voted upon by the Company's shareholders.

                 RELATIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The combined consolidated financial statements of the Company have been examined by BDO Seidman, LLP, independent certified public accountants. A representative of BDO Seidman is expected to be present at the annual meeting with the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. It is anticipated that the Company's Audit Committee will select the Company's auditors before the end of this calendar year.

                   SHAREHOLDER PROPOSALS--1998 ANNUAL MEETING

  Any proposal of a shareholder intended to be presented for action at the next annual meeting of the Company must be received by the Company at 414 East Fortieth Street, Holland, Michigan 49423-5368, not later than May 18, 1998, if the shareholder wishes the proposal to be included in the Company's proxy materials for that meeting.

                       AVAILABILITY OF 10-K ANNUAL REPORT

  The annual report on Form 10-K to the Securities and Exchange Commission will be provided free to shareholders upon written request. Write Ms. Maryam Komejan, Senior Vice President and Corporate Secretary, Donnelly Corporation, 414 East Fortieth Street, Holland, Michigan 49423-5368.

                                 MISCELLANEOUS

  The management is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying forms of proxy to vote thereon in accordance with their best judgment.

  The cost of soliciting proxies in the accompanying forms will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some regular employees of the Company.

  The above Notice and Proxy Statement are sent by order of the Board of Directors.

September 15, 1997.
                                          J. Dwane Baumgardner
                                          CHAIRMAN OF THE BOARD

                                                                     APPENDIX A

                             DONNELLY CORPORATION

                        1997 EMPLOYEE STOCK OPTION PLAN

1. NAME AND PURPOSE.

  This plan shall be called the Donnelly Corporation 1997 Employee Stock Option Plan (the "Plan"). The Plan is intended to encourage stock ownership by certain key employees of Donnelly Corporation (the "Company") and of its subsidiaries, and to provide them with an additional incentive to contribute to the success of the Company. The term "Company" when used in the Plan with reference to employment shall include subsidiaries of the Company as defined by Subsection 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2. EFFECTIVE DATE AND TERM OF THE PLAN.

  The effective date of the Plan shall be the date the Plan is approved by the shareholders of the Company. Options may not be granted under the Plan after December 31, 1999; provided, however, that all options outstanding as of that date shall remain or become exercisable pursuant to their terms and the terms of the Plan.

3. ADMINISTRATION.

  The Plan shall be administered by the Board of Directors of the Company, or if a majority of the Directors are not "Disinterested Persons" (as defined herein), by a committee appointed by the Company's Board of Directors (the "Committee"). The administrating body shall be referred to as the "Administrator". The Committee, if appointed, shall consist of not less than three (3) members, all of whom are "Disinterested Persons". The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. A "Disinterested Person" is a person who qualifies as a "nonemployee director" as such term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Act of 1934, as amended from time to time or any successor rule.

  The Administrator may establish such regulations, provisions and procedures, within the terms of the Plan, as in the opinion of its members may be advisable in the administration of the Plan. The Administrator shall keep minutes of its meetings. A majority of the Administrator shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts approved in writing by a majority of the members of the Administrator, shall be the valid acts of the Administrator.

  The Administrator shall determine the persons to whom options are to be granted and the number of shares subject to each such option. The
Administrator shall also determine such other matters with respect to the options as may be specified in the Plan.

  Without amending this Plan, the Administrator may grant or amend awards to employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Administrator, be necessary to comply with foreign law or practice and to further the purposes of this Plan.

  The interpretation and construction by the Administrator of any provisions of the Plan or of any option granted under it shall be final and binding upon the Company, the Board of Directors and optionees. No member of the Board of Directors or the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4. ELIGIBILITY.

  Subject to the limitations contained in this paragraph, the persons who shall be eligible to receive options shall be such key employees (including employee officers and directors) of the Company as the Administrator shall select. In making such selections, the Administrator may consider the recommendations of the Company's chief executive officer, the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and the success of the particular subsidiary or division of the Company by which they are employed and such other factors as the Administrator shall deem relevant. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. No person, while a member of the Administrator, shall be eligible to receive an option under the Plan. Subject to adjustments consistent with the provisions of Paragraph 6(h), no one optionee may be granted options covering more than a total of twenty-five percent (25%) of the Class A Common Stock originally reserved for issuance under this Plan, as defined in Paragraph 5 hereof, plus such increases as may from time to time be approved by the Company's shareholders.

5. STOCK AVAILABLE FOR OPTIONS.

  Subject to adjustments as provided in Paragraph 6(i), the aggregate number of shares reserved for purposes of the Plan shall be one hundred seventy five thousand five hundred ninety three (175,593) shares of the Company's Class A Common Stock, par value $.10 per share ("Class A Common Stock"), either authorized but unissued shares or shares held in treasury. Such number shall be reduced by the aggregate number of shares covered by the options purchased pursuant to Paragraph 6(f). If any outstanding option under the Plan for any reason expires or is terminated for any reason before December 31, 1999, the shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan. A surrender of all or part of an option pursuant to Paragraph 6(f) shall not be considered an expiration or termination, and the shares allocable thereto may not again be subject to an option under the Plan.

6. DATE OF GRANT, TERMS AND CONDITIONS OF OPTIONS AND STOCK APPRECIATION
RIGHTS.

  Stock options granted pursuant to the Plan shall be authorized by the Board of Directors. The date on which an option shall be granted shall be the date of the Board's authorization of the option or such later date as shall be determined by the Board at the time the option is authorized. All stock options granted pursuant to the Plan shall be either incentive stock options ("ISOs"), intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a nonqualified stock option, not intended to qualify under Section 422 of the Code, as determined in each case by the Committee. Options granted under this Plan shall be evidenced by agreements in such form as the Administrator shall approve, which agreements shall comply with and be subject to the following terms and conditions:

    (a) Number and Maximum Value of Shares. Each option shall state the number of shares to which it pertains. The aggregate fair market value (determined as of the time the option is granted) of shares with respect to which ISOs are exercisable for the first time by any employee during any calendar year (under this Plan or any other stock option plan of the Company or of any "parent or subsidiary corporation" [as defined in Subsections 425 (e), (f) and (g) of the Code] of the Company), shall not exceed $100,000.

    (b) Option Price. Each option shall state the option price. The option price for ISOs will be the fair market value of the shares on the date the option is granted; provided, however, if the optionee owns shares representing more than ten percent (10%) of the total voting power of the Company's Class A Common Stock at the time an ISO is granted, the option price will be one hundred ten percent (110%) of the fair market value of the shares on the date the option is granted. The option price for a nonqualified option will be established by the Administrator. If the shares are listed on an established stock exchange or exchanges, the fair market value per share shall be the closing sale price on such exchange or exchanges or, if no sale of the shares shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of shares. If the shares are not listed on such a stock exchange or exchanges, the fair market value per share shall be the closing sale price as reported in the National Association of Securities Dealers

  Automated Quotation System ("NASDAQ") on the day the option is granted or, if there are no sales reported by the NASDAQ on that date, the next preceding day on which there was a sale reported by NASDAQ. The fair market value of shares for options granted prior to the Company's initial public offering shall be the price to public in the initial public offering as set forth on the cover of the Company's final prospectus.

    (c) Medium of Payment. The option price shall be payable to the Company either: (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) through the delivery of shares with a fair market value on the date of the exercise equal to the option price provided such shares are utilized as payment to acquire at least 100 shares of optioned stock, unless the remaining shares covered by an option are fewer than 100 shares, or (iii) by a combination of (i) and
  (ii) above. Fair market value will be determined in the manner specified in Paragraph 6(b) except as to the date of determination.

    (d) Term and Exercise of Options. The term of each ISO granted under the Plan shall be not more than ten (10) years from the date on which the ISO is granted; provided, however, that in the case of an employee who owns shares representing more than ten percent (10%) of the total voting power of the Company's Class A Common Stock at the time the ISO is granted, the term of such option shall be not more than five (5) years from the date of grant. The term of a nonqualified option shall be not more than ten (10) years and one day from the date the option is granted. No option shall be exercisable either in whole or in part prior to twelve (12) months after the date such option is granted except as provided in Paragraphs 6(f) or
  (6)(h). (Notwithstanding the preceding sentence, options shall be exercisable immediately in the event of a "Change in Control". A Change in Control shall be deemed to have occurred hereunder if (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (except for persons who are such beneficial owners as of the effective date of this Plan) without the prior approval of at least 2/3 of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least 2/3 of the directors still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.) Thereafter, an option may be exercised at any time or from time to time during the term of the option upon written notice to the Company of the optionee's intention to exercise the option as to any or all full shares covered by the option. Notwithstanding the foregoing, an option shall not be exercisable with respect to less than 100 shares unless the remaining shares covered by an option are fewer than 100 shares. The purchase price of the shares shall be paid in full upon delivery to the optionee of certificates for such shares. Excluding nonemployee directors, and except as provided in Paragraph 6(g), an option may be exercised by the optionee only while the optionee is employed by the Company and only during his lifetime. Options granted under the Plan may be exercised in any order, regardless of the date of grant or the existence of any other outstanding stock option of the Company.

    (e) Options not Transferable. Options may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution to the extent provided in Paragraph 6(g)(iii). During the lifetime of an optionee, the options shall be exercisable only by the optionee. Following the death of an optionee, the options shall be exercisable only to the extent provided in Paragraph 6(g)(iii).

    (f) Stock Appreciation Rights. Any option granted under the Plan may, if the Administrator in its discretion so determines, contain a Stock Appreciation Right which shall be subject to the terms hereinafter set forth and shall be exercisable by submitting notice of the optionee's election to exercise such Stock Appreciation Right. Unless the Administrator otherwise consents, such election may only be made during the period commencing on the third (3rd) business day following the date on which the Company releases for publication its quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such date (Election Period). A Stock Appreciation Right shall provide that the Company shall, at the election of the optionee during the Election Period and upon surrender of all or part of the underlying stock option , purchase all or any part of such option to the extent that such option is exercisable at the date of such election, for an amount (payable in cash, shares of the Company's Class A Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the excess of the fair market value per share of Class A Common Stock over the option price per share, times the number of shares called for by the option, or a proportion thereof, which is surrendered. If the shares are listed on an established stock exchange or exchanges, the fair market value per share shall be the closing sale price on such exchange or exchanges or, if no sale of the shares shall have been made on the date of exercise on any stock exchange, on the next preceding day on which there was a sale of shares. If the shares are not listed on such a stock exchange or exchanges, the fair market value per share shall be the closing sale price as reported by NASDAQ on the date of exercise of the Stock Appreciation Right, or if there are no sales reported by NASDAQ on that date, the date immediately preceding the exercise on which there was a sale reported by NASDAQ. Stock or cash or both received on surrender of options under the Plan are not to be taken into account under any pension, retirement, deferred profit sharing or any other employee benefit program of any kind. Expiration or termination of any option shall also result in the expiration or termination of the related Stock Appreciation Right.

    (g) Terminating of Employment with Respect to An Employee/Optionee.

      (i) Termination of Employment for Reasons Other Than Retirement, Disability or Death. In the event an employee/optionee shall cease to be employed by the Company for any reason other than normal or early retirement (as determined under the Company's retirement plan or plans) or on account of disability or death, no option shall be exercisable by the optionee more than ninety (90) days after termination; provided, if an optionee accepts employment with or otherwise aids or assists any competitor of the Company (or any of its subsidiaries), all options shall be void upon the date such employment was accepted or such assistance was provided; and provided further that if an optionee's employment is terminated due to malfeasance, no option shall be exercisable by the optionee. Whether an optionee has accepted employment with or otherwise aided or assisted a competitor of the Company or a subsidiary of the Company shall be the sole determination of the Administrator. Whether an authorized leave of absence or absence because of military or governmental service shall constitute termination of employment for such purposes shall be determined by the Administrator, which determination shall be final and conclusive.

      (ii) Termination of Employment for Retirement or Disability. In the event an employee/optionee ceases to be employed by the Company by reason of normal or early retirement (as determined under the Company's retirement plan or plans) or retirement on account of physical disability, each option held by such optionee shall, to the extent exercisable on the date of such retirement, remain exercisable, in whole or in part, for a period of two (2) years following the optionee's termination of employment; subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. Notwithstanding the foregoing, if an optionee during the foregoing exercise period accepts employment with a competitor of either the Company or any subsidiary of the Company, any outstanding options held by the optionee on the date of termination of employment shall terminate as of the date of termination. If the optionee dies after such retirement, the optionee's options shall be exercisable in accordance with Paragraph 6(g) (iii) hereof.

      (iii) Termination of Employment for Death. In the event of an employee/optionee's death, each option held by such optionee shall, to the extent rights to purchase shares under the options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the optionee's estate or by any person or persons who shall have acquired the option or options directly from the optionee by bequest or inheritance only under the following circumstances and during the following periods:

        (a) If the optionee dies while employed by the Company, at any time within two (2) years after his or her death, or

        (b) If the optionee dies during the extended exercise period following termination of employment specified in Paragraph 6(g)(ii), at any time within the longer time of such extended period or six
      (6) months after death.

      In any case, the foregoing is subject to the prior expiration of the term of the option or options and any other limitation on the exercise of such option or options in effect at the date of exercise. No option shall be transferable by the optionee otherwise then by will, or if he or she dies intestate, by the laws of descent and distribution of the state of his or her domicile.

      (iv) Termination of Options. Any option that is not exercised within whichever of the exercise periods specified in this paragraph 6(g) is applicable shall terminate upon expiration of such exercise period.

    (h) Adjustment in Shares Covered by Option. The number of shares covered by each outstanding option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a split in or combination of shares or the payment of a stock dividend on the shares or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

    If the Company shall be the surviving corporation in any merger or consolidation or if the Company is merged into a wholly owned subsidiary solely for purposes of changing the Company's state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the option would have been entitled. A sale of all or substantially all of the Company's assets or a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as above provided, shall cause each outstanding option to terminate; provided, that each optionee shall, in such event, have the right immediately prior to such sale of assets, dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his or her option in whole or in part.

    In the event of a change in the shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

    Except as hereinbefore expressly provided in this Paragraph 6(h), the optionee shall have no rights by reason of any subdivision or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any sale of assets, dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to the option.

    The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    (i) Rights of a Shareholder. An optionee shall have no rights as a shareholder with respect to any shares covered by his or her option until the date he or she becomes the holder of record of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in Paragraph 6(h) hereof. With respect to an employee/optionee, the Plan and any agreement executed hereunder shall not impose upon the Company any obligation to retain the optionee in its employ for any period.

    (j) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Administrator, subject to approval of the Board of Directors, may modify or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

    (k) Postponement of Delivery of Shares and Representations. The Company may postpone the issuance and/or delivery of shares upon any exercise of an option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including a representation that it is the optionee's intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. In such event no shares shall be issued to such holder unless and until the Company is satisfied with the correctness of any such representations.

    (l) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Administrator and the Board of Directors shall deem advisable.

7. ADJUSTMENTS IN SHARES AVAILABLE FOR OPTIONS.

  The adjustments in number and kind of shares and the substitution of shares, affecting outstanding options in accordance with Paragraph 6(h), shall also apply to the number and kind of shares reserved for issuance pursuant to the Plan but not yet covered by options.

8. AMENDMENT OF THE PLAN.

  The Board of Directors of the Company, insofar as permitted by law, shall have the right from time to time, with respect to any shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders of the Company, no such revision or amendment shall: (a) increase the maximum number of shares which may be subject to the Plan; (b) increase the maximum number of shares which may be optioned to any one employee; (c) change the designation of the class of employees eligible to receive options; (d) materially increase the benefits accruing to option holders under the Plan; (e) decrease the price at which options may be granted; (f) remove the administration of the Plan from the Administrator; (g) render any member of the Administrator eligible to receive an option under the Plan while serving thereon; or (h) permit the granting of options under the Plan after December 31, 1999.

9. APPLICATION OF FUNDS.

  The proceeds received by the Company from the sale of shares pursuant to options will be used for general corporate purposes.

10. NO OBLIGATION TO EXERCISE OPTION.

  The granting of an option shall impose no obligation upon the optionee to exercise such option.

11. TAX WITHHOLDING.

  The exercise of any option under the Plan is subject to the condition that if at any time the Administrator shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option right shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Administrator.

12. CONSTRUCTION.

  This Plan shall be construed under the laws of the State of Michigan, United States of America.

-------------------------------------------------------------------------------

  An annual report to shareholders for the year ended June 28, 1997 containing certified financial statements is being mailed to the shareholders with these materials.

-------------------------------------------------------------------------------

                              DONNELLY CORPORATION

             414 EAST FORTIETH STREET, HOLLAND, MICHIGAN 49423-5368

                          PROXY--CLASS A COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J. Dwane Baumgardner and Maryam Komejan as Proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Donnelly Corporation held of record by the undersigned on September 2, 1997, at the annual meeting of shareholders to be held October 17, 1997, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                     (Continued and to be signed and dated on the Reverse Side.) DONNELLY CORPORATION
P.O. BOX 11041
NEW YORK, N.Y. 10203-0041
1. Directors to be elected by holders of Class A Common Stock

    FOR ALL NOMINEES LISTED BELOW
                             WITHHOLD AUTHORITY TO VOTE
                                                     EXCEPTIONS
                             for all nominees listed below

  X                       X                       X

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
              John A. Borden, R. Eugene Goodson, Donald R. Uhlmann

2.Proposal to approve the Donnelly Corporation 1997 Employee Stock Option Plan.

             X             X
  X
    FOR         AGAINST       ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                         CHANGE OF ADDRESS AND
                                                                       X
                                                         OR COMMENTS, MARK
                                                         HERE


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: __________________________________________________________________ , 1997
--------------------------------------------------------------------------------
                                   Signature
--------------------------------------------------------------------------------
                           Signature if held jointly

VOTES MUST BE INDICATED
              X
(X) IN BLACK OR BLUE INK.
--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              DONNELLY CORPORATION

             414 EAST FORTIETH STREET, HOLLAND, MICHIGAN 49423-5368

                          PROXY--CLASS B COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J. Dwane Baumgardner and Maryam Komejan as Proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock of Donnelly Corporation held of record by the undersigned on September 2, 1997, at the annual meeting of shareholders to be held October 17, 1997, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                     (Continued and to be signed and dated on the Reverse Side.) DONNELLY CORPORATION
P.O. BOX 11041
NEW YORK, N.Y. 10203-0041
1. Directors to be elected by holders of Class B Common Stock
  Holders of Class B Common Stock have 10 votes per share and have the right to cumulate their votes in the election of directors to be elected by that class. (See enclosed instructions.) PLEASE VOTE EITHER IN SUBSECTION A OR SUBSECTION B, BUT NOT BOTH.

                            A. NON-CUMULATIVE VOTING
  If desired, a holder may vote for or against all nominees by checking one of the boxes below.

    FOR ALL NOMINEES LISTED BELOW
                             WITHHOLD AUTHORITY TO VOTE
                                                     EXCEPTIONS
                             for all nominees listed below


  X                       X                       X
    (INSTRUCTION: IF NOT CUMULATING YOUR VOTES, TO WITHHOLD AUTHORITY TO VOTE
         FOR A NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST BELOW.)
   J. Baumgardner, A. Brookstone, B. P. Donnelly, J. Donnelly, T. Leonard, G.
                             McNeive, Jr., R. Pruden

    B. CUMULATIVE VOTING (DO NOT VOTE HERE IF YOU HAVE
             ALREADY VOTED IN SUBSECTION A.)
   To cumulate votes, write in the number of votes you
   wish to cast for a nominee opposite his or her name.
   J. Baumgardner   B.P. Donnelly  T. Leonard     R. Pruden
   A. Brookstone    J. Donnelly    G. McNeive, Jr.


2.Proposal to approve the Donnelly Corporation 1997 Employee Stock Option Plan.


             X             X
  X                                                      CHANGE OF ADDRESS AND
                                                                       X
    FOR         AGAINST       ABSTAIN                    OR COMMENTS, MARK
                                                         HERE

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: __________________________________________________________________ , 1997
--------------------------------------------------------------------------------
                                   Signature
--------------------------------------------------------------------------------
                           Signature if held jointly

VOTES MUST BE INDICATED
              X
(X) IN BLACK OR BLUE INK.
--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                INSTRUCTIONS FOR VOTING OF CLASS B COMMON STOCK

  Holders of the Class B Common Stock of Donnelly Corporation have 10 votes per share and also have the right to cumulate their votes in the election of directors to be elected by that class. At the 1997 Annual Meeting, the Class B Common Stock will elect 7 directors. The right to cumulate votes means that holders of Class B Common Stock, instead of spreading their votes equally among all 7 nominees, may cast all of their votes for one nominee or otherwise cast the votes on a disproportionate basis among the nominees.

  A holder's total number of votes is equal to the number of shares of Class B Common Stock held times 10 times 7. For example, if a holder owns 500 shares, his or her total number of votes in the election of directors will be 35,000. These votes may be distributed among the nominees however the holder desires. For example, again assuming 35,000 votes (based upon ownership of 500 shares), a holder may cast all 35,000 votes for one nominee, cast the votes in some other combination disproportionately among the nominees or cast a blanket vote for all nominees (in which case each nominee would get 5,000 votes).

  The enclosed yellow proxy explains what a holder must do in order to cumulate votes and also what a holder must do to simply vote for all the nominees or to withhold authority for all the nominees. The proxy permits a holder to either vote without cumulating votes or to cumulate votes.